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                                                                     Exhibit 4.2
                                                      [LOGO]
RWC
                    RUSSIAN WIRELESS TELEPHONE COMPANY, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE




COMMON STOCK                                                               CUSIP
                                                     SEE REVERSE FOR DEFINITIONS

         THIS IS TO CERTIFY that










         is the owner of


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE OF RUSSIAN WIRELESS TELEPHONE COMPANY, INC., transferable on the books of the Corporation by the holder hereof in person or by duly authorized ATTORNEY UPON SURRENDER OF
    THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS
     COUNTERSIGNED BY THE TRANSFER AGENT. WITNESS THE FACSIMILE SEAL OF THE
      CORPORATION AND THE FASIMILE SIGNATURES OR ITS AUTHORIZED OFFICERS.




[SEAL]

         DATED: ________


       ______________________      _____________________________________
          SECRETARY                 CHAIRMAN AND CHIEF EXECUTIVE OFFICER



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                    RUSSIAN WIRELESS TELEPHONE COMPANY, INC.


         THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS TO STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

TEN COM - as tenants in common            UNIF GIFT MIN ACT - ...Custodian......
                                                             (Cust)      (Minor)

TEN ENT - as tenants by the entireties          under Uniform Transfer to Minors

JT TEN - as joint tenants with right                   Act _________________
          of survivorship and not as                           (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.

     For Value Received,...............hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



_______________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee


________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________________


________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated: __________________________


                                                 __________________________